                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      25

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            6.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                       A SHARES        B SHARES    C SHARES
-------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -8.31%          -8.61%      -8.61%
-------------------------------------------------------------------------------
Six-month total return(2)               -13.59%         -13.12%      -9.52%
-------------------------------------------------------------------------------
One-year total return(2)                -18.98%         -18.83%     -15.51%
-------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.73%           5.00%       5.18%
-------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 8.12%           8.25%(3)      N/A
-------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 9.34%           8.24%(3)    6.73%
-------------------------------------------------------------------------------
Commencement date                      11/15/56        12/20/91    10/26/93
-------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fee and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                    PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--June 30, 2002)


1.   SUIZA                       3.2%
     Manufactures and distributes food and
     dairy products through-out the United
     States.

2.   WASHINGTON MUTUAL           3.1%
     Provides financial services
     in the western and southern United
     States.

3.   FORD MOTOR                  2.7%
     One of the world's largest automotive
     companies.

4.   CELESTICA                   2.6%
     Manufactures circuits and other
     electronics used in computers
     and communication devices.

5.   SWISS LIFE FINANCE          2.5%
     An international life insurance and
     financial services company.

6.   BURR-BROWN                  2.4%
     Develops and manufactures precision
     linear, data conversion and mixed
     signal integrated circuits.

7.   FREEPORT-MCMORAN            2.3%
     Owns and operates copper and gold
     mines in Indonesia.

8.   JMH FINANCE                 2.0%
     A global financial services company
     servicing financial institutions.

9.   THE GAP                     1.9%
     Operates retail-clothing stores in
     North America, Europe and Japan.

10.  DEVON ENERGY                1.9%
     An energy company engaged primarily
     in oil and gas exploration,
     development and production.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       JUNE 30, 2002                    DECEMBER 31, 2001
                                                                       -------------                    -----------------
Diversified Financial Services                                              7.90                               6.50
Semiconductors                                                              6.60                               4.20
Pharmaceuticals                                                             6.30                               2.40
Electric Utilities                                                          4.50                               7.00
Oil and Gas Exploration & Production                                        4.40                               0.00


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HARBOR FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S EQUITY INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE CHRISTINE DRUSCH, MANAGING DIRECTOR; ELLEN GOLD, VICE PRESIDENT; AND DAVID MCLAUGHLIN, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE FUND PERFORM
    DURING THE PAST SIX MONTHS?

A   The fund lost ground amid a
challenging environment for convertible securities. For the six months ended June 30, 2002, the fund's total return was -8.31 percent. By comparison, the Russell 2000(R) Index returned -4.70 percent, while the Lipper Convertible Securities Fund Index, which is similar to the fund in composition of securities, returned -5.91 percent during the same period. Returns for the fund reflect Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of
5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Convertible Securities Fund Index is an unmanaged index that represents the average performance of the 10 largest convertible securities funds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    The major reason the fund underperformed during the past six months was that a number of holdings we expected to provide stronger performance ended up doing just the opposite. These names--including Tyco, WorldCom and Adelphia Communications--fell sharply because of concerns about accounting irregularities and corporate governance issues and were eliminated from the fund's portfolio during the period. Also hurting performance was the fund's weighting early in the period in certain utility investments that performed poorly following Enron's troubles.

Q   WHAT MARKET ENVIRONMENT
    DID THE FUND FACE?

A   While convertibles generally
outperformed the broad stock market, falling stock prices put downward pressure on convertible bonds, especially those with a high degree of sensitivity to equity prices. Several recent factors were particularly influential on stock performance. First, despite an increasingly pronounced economic recovery, corporate profits for the first quarter of 2002 remained relatively weak, dashing expectations. Second, a number of large companies--including Xerox, WorldCom and others--made disclosures about their accounting practices that led to more questions than answers about the accuracy of financial reports. Investors appeared to worry that the stream of damaging revelations of corporate mismanagement may continue and accelerated their stock selling as the period came to a close. By June 30, 2002, the market was only slightly above the low levels it reached in the days after the September 11 terrorist attacks.

Q   GIVEN THIS ENVIRONMENT,
    WHAT WAS YOUR APPROACH TO MANAGING THE FUND?

A   Our approach during the
reporting period was to gradually increase the fund's defensive orientation. In particular, we sought to diversify the fund's holdings, looking primarily for investment-grade convertible bonds with modest equity sensitivity. In other words, we looked to add investments that we believed would provide the fund with attractive, consistent income payments during a declining stock market, yet also offer the potential for some capital appreciation.

    Though we followed this approach throughout the six months, we increasingly focused on reducing the fund's equity sensitivity. We accelerated this strategy after our experience with Tyco, which the fund invested in because we believed the company would provide the fund with valuable diversification benefits. When the company's chief executive resigned amid charges of sales tax evasion, Tyco's stock fell sharply, and so did the fund's highly equity-sensitive convertibles.

    In response, we looked for what we believed to be high-quality convertibles that were less sensitive to fluctuations in stock prices. For example, we bought convertible bonds issued by Texas Instruments, a leading semiconductor and electronics manufacturer. The company's credit rating was A-by Standard and Poor's, and the bond issue offered both an attractive 4.20 percent yield and what we believed to be a limited amount of equity sensitivity. Similarly, the fund invested in a convertible issued by Newell Rubbermaid, a housewares retailer that has managed to realize strong earnings growth despite the slowing economy. This investment-grade convertible had a 5.70 percent yield and what we believed to be moderate equity sensitivity. In other words, the security's fixed-income feature may provide good income if the stock price declines, yet share in part of a potential rise in Newell Rubbermaid's stock price.

    The fund's defensive orientation led us away from securities in certain areas of the market, including telecommunications and electric utilities. Telecommunications firms, having overbuilt capacity during the 1990s economic boom, were hit especially hard by the economic slowdown. Utilities, which traditionally have been viewed as relatively stable investments, were anything but stable during the period, largely resulting from the continuing fallout from the Enron bankruptcy. Independent power producers such as Calpine and Mirant were particularly affected; they found it difficult to obtain the financing they needed for regular operations. With utilities performing poorly, we gradually reduced our weighting in the sector.

Q   WHAT WERE SOME POSITIVE
    PERFORMERS FOR THE FUND?

A   The fund's investment in Anthem,
a health-care benefits and insurance company, proved very successful for the fund. The company was able to successfully implement price increases of approximately 20 percent, benefiting the company's financial position and contributing to strong growth. Dean Foods (formerly Suiza Foods) was another strong performer for the fund. A leading processor of milk and milk products, the company experienced moderate but strong growth during the period. Finally, the fund's investment in apparel retailer Gap proved to be a recent success. The company has benefited from management's efforts to reverse trends of disappointing sales.

    Keep in mind that not all stocks in the fund performed favorably, nor is there any guarantee that these stocks will continue to perform well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND?

A   We expect a continued challenging
economic environment. As long as so much uncertainty exists, we expect to continue seeking investment opportunities for the fund in attractive growth companies available at reasonable valuations. Technology companies have historically been active issuers of convertible securities, yet with growth in this area continuing to be sluggish, we expect other sectors will be the source of the types of growth characteristics we want for the fund. We plan to continue managing the fund defensively, seeking high-quality convertible bonds with attractive income streams that we believe offer potential downside protection, as well as the potential to participate in gains when stock prices rise. This flexibility is one of the attractive qualities of convertible bonds, and we plan to use this flexibility to the greatest advantage during this uncertain time.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings called Class A, Class B and Class C shares, each with varying fees and sales charges.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  45.3%
          ADVERTISING  1.3%
$7,675    The Interpublic Group of Cos, Inc. ......... 1.870%   06/01/06   $  6,044,062
                                                                           ------------

          AEROSPACE & DEFENSE  0.7%
 3,000    Edo Corp., 144A-Private Placement (a)....... 5.250    04/15/07      3,491,250
                                                                           ------------

          APPAREL & ACCESSORIES  1.6%
14,000    Jones Apparel Group, 144A-Private Placement
          (a).........................................   *      02/01/21      7,560,000
                                                                           ------------
          APPAREL RETAIL  1.8%
 2,250    The Gap, Inc. .............................. 5.750    03/15/09      2,573,437
 5,000    The Gap, Inc., 144A-Private Placement (a)... 5.750    03/15/09      5,718,750
                                                                           ------------
                                                                              8,292,187
                                                                           ------------
          APPLICATION SOFTWARE  2.0%
 4,000    Bea Systems, Inc. .......................... 4.000    12/15/06      3,265,000
 2,790    Mercury Interactive Corp., 144A-Private
          Placement (a)............................... 4.750    07/01/07      2,245,950
 5,000    Rational Software Corp. .................... 5.000    02/01/07      4,106,250
                                                                           ------------
                                                                              9,617,200
                                                                           ------------
          BIOTECHNOLOGY  0.6%
 3,250    Invitrogen Corp., 144A-Private Placement
          (a)......................................... 5.500    03/01/07      2,851,875
                                                                           ------------
          BROADCASTING & CABLE TV  1.2%
 3,000    Charter Communications, Inc., 144A-Private
          Placement (a)............................... 5.750    10/15/05      1,567,500
 6,000    Clear Channel Communications, Inc., LYON....   *      02/09/18      2,745,000
 1,350    Liberty Media Corp. ........................ 3.250    03/15/31      1,282,500
                                                                           ------------
                                                                              5,595,000
                                                                           ------------
          BUILDING PRODUCTS  0.4%
 1,500    Lennox International, 144A-Private
          Placement (a)............................... 6.250    06/01/09      1,826,250
                                                                           ------------

          COMPUTER STORAGE & PERIPHERALS  0.5%
 3,000    Veritas Software Corp. ..................... 1.856    08/13/06      2,505,000
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          DATA PROCESSING SERVICES  2.0%
$3,000    BISYS Group, Inc. .......................... 4.000%   03/15/06   $  3,528,750
 5,000    First Data Corp. ........................... 2.000    03/01/08      5,693,750
                                                                           ------------
                                                                              9,222,500
                                                                           ------------
          DEPARTMENT STORES  1.2%
 5,500    Penney JC Co., Inc., 144A-Private Placement
          (a)......................................... 5.000    10/15/08      5,506,875
                                                                           ------------

          DIVERSIFIED COMMERCIAL SERVICES  1.0%
 5,000    Cendant Corp. .............................. 3.875    11/27/11      4,931,250
                                                                           ------------

          DIVERSIFIED FINANCIAL SERVICES  1.2%
11,000    Merrill Lynch & Co., Inc., LYON.............   *      05/23/31      5,445,000
                                                                           ------------

          ELECTRICAL COMPONENTS & EQUIPMENT  1.2%
15,590    Sanmina Corp. ..............................   *      09/12/20      5,768,300
                                                                           ------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS  1.4%
 4,500    Agilent Technologies, Inc., 144A-Private
          Placement (a)............................... 3.000    12/01/21      4,618,125
 2,000    Cymer, Inc., 144A-Private Placement (a)..... 3.500    02/15/09      1,985,000
                                                                           ------------
                                                                              6,603,125
                                                                           ------------
          FOOTWEAR  0.6%
 2,500    Reebok International Ltd., 144A-Private
          Placement (a)............................... 4.250    03/01/21      2,656,250
                                                                           ------------

          HEALTH CARE DISTRIBUTORS & SERVICES  0.1%
 1,000    Universal Health Services, Inc. ............ 0.426    06/23/20        621,250
                                                                           ------------

          HEALTH CARE EQUIPMENT  1.1%
 5,000    Medtronic, Inc. ............................ 1.250    09/15/21      5,056,250
                                                                           ------------

          HEALTH CARE SUPPLIES  0.9%
 5,025    ResMed, Inc. ............................... 4.000    06/20/06      4,183,313
                                                                           ------------

          HOME IMPROVEMENT RETAIL  0.3%
 1,500    Lowe's Cos., Inc. .......................... 0.861    10/19/21      1,466,250
                                                                           ------------

          INDUSTRIAL MACHINERY  0.6%
 4,000    Danaher Corp., LYON.........................   *      01/22/21      2,640,000
                                                                           ------------

          INTERNET SOFTWARE & SERVICES  0.4%
 2,300    E*Trade Group, Inc. ........................ 6.750    05/15/08      1,989,500
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          METAL & GLASS CONTAINERS  2.1%
$4,000    Freeport McMoRan Copper & Gold, Inc. ....... 8.250%   01/31/06   $  6,025,000
 2,600    Freeport-McMoRan Copper & Gold, Inc.,
          144A-Private Placement (a).................. 8.250    01/31/06      3,916,250
                                                                           ------------
                                                                              9,941,250
                                                                           ------------
          MULTI-LINE INSURANCE  1.1%
 6,000    Loews Corp. (Convertible to 92,254 Diamond
          Offshore Drilling, Inc. common shares)...... 3.125    09/15/07      5,257,500
                                                                           ------------

          OIL & GAS DRILLING  1.9%
 8,600    GlobalSanteFe Corp. ........................   *      06/23/20      4,450,500
 7,300    Nabors Industries, Ltd. ....................   *      06/20/20      4,672,000
                                                                           ------------
                                                                              9,122,500
                                                                           ------------
          OIL & GAS EXPLORATION & PRODUCTION  4.0%
 6,300    Devon Energy Corp. .........................   *      06/27/20      3,150,000
 4,904    Devon Energy Corp. ......................... 4.950    08/15/08      4,904,000
11,700    El Paso Corp., 144A-Private Placement (a)...   *      02/28/21      4,826,250
 5,470    Kerr-McGee Corp. ........................... 5.250    02/15/10      6,071,700
                                                                           ------------
                                                                             18,951,950
                                                                           ------------
          PHARMACEUTICALS  3.5%
 4,000    Cephalon, Inc., 144A-Private Placement
          (a)......................................... 5.250    05/01/06      3,720,000
 5,000    Gilead Sciences, Inc. ...................... 5.000    12/15/07      7,687,500
 3,000    ICN Pharmaceuticals, Inc., 144A-Private
          Placement (a)............................... 6.500    07/15/08      2,951,250
 3,000    IVAX Corp., 144A-Private Placement (a)...... 4.500    05/15/08      2,250,000
                                                                           ------------
                                                                             16,608,750
                                                                           ------------
          PROPERTY & CASUALTY INSURANCE  0.2%
 1,000    Ohio Casualty Corp., 144A-Private Placement
          (a)......................................... 5.000    03/19/22      1,156,250
                                                                           ------------

          REAL ESTATE MANAGEMENT & DEVELOPMENT  1.3%
 1,700    EOP Operating LP............................ 7.250    11/15/08      1,840,250
 4,000    EOP Operating LP, 144A-Private Placement
          (a)......................................... 7.250    11/15/08      4,330,000
                                                                           ------------
                                                                              6,170,250
                                                                           ------------
          SEMICONDUCTOR EQUIPMENT  1.9%
 1,000    Amkor Technologies, Inc. ................... 5.750    06/01/06        558,750
 1,000    Kulicke & Soffa Industries, Inc. ........... 5.250    08/15/06        957,500
 2,000    Photronics, Inc. ........................... 6.000    06/01/04      1,925,000
 6,000    Semtech Corp. .............................. 4.500    02/01/07      5,670,000
                                                                           ------------
                                                                              9,111,250
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          SEMICONDUCTORS  6.0%
$5,600    Analog Devices, Inc., 144A-Private Placement
          (a)......................................... 4.750%   10/01/05   $  5,376,000
10,000    Burr-Brown Corp. ........................... 4.250    02/15/07     10,112,500
 1,000    Fairchild Semiconductor Corp. .............. 5.000    11/01/08      1,097,500
 2,000    Lam Research Corp., 144A-Private Placement
          (a)......................................... 4.000    06/01/06      1,692,500
 6,000    Transocean, Inc. ...........................   *      05/24/20      3,660,000
 8,120    Triquint Semiconductor, Inc. ............... 4.000    03/01/07      6,171,200
                                                                           ------------
                                                                             28,109,700
                                                                           ------------
          SPECIALTY STORES  1.2%
 4,500    Barnes & Noble, Inc., 144A-Private Placement
          (a)......................................... 5.250    03/15/09      4,764,375
 1,000    Pep Boys-Manny Moe & Jack, 144A-Private
          Placement (a)............................... 4.250    06/01/07      1,012,500
                                                                           ------------
                                                                              5,776,875
                                                                           ------------

TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  45.3%.................    214,078,962
                                                                           ------------

          FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS  11.3%
26,500    Celestica, Inc., LYON (Canada)..............   *      08/01/20     11,295,625
 2,000    China Mobile Ltd. (Hong Kong)............... 2.250    11/03/05      1,875,000
 4,000    Fiat Financial Ltd., 144A-Private Placement
          (Luxembourg) (a)............................ 3.250    01/09/07      3,790,000
 4,553    Hutchison Whampoa International Ltd.,
          144A-Private Placement (United Kingdom)
          (a)......................................... 2.875    09/15/03      4,525,081
 8,711    JMH Finance Ltd., 144A-Private Placement
          (United Kingdom) (a)........................ 4.750    09/06/07      8,504,114
 2,000    Nortel Networks Corp., 144A-Private
          Placement (Canada) (a)...................... 4.250    09/01/08        917,500
 7,250    Swiss Life Finance Ltd. (United Kingdom).... 2.000    05/20/05      7,628,247
 3,000    Swiss Life Finance Ltd., 144A-Private
          Placement (United Kingdom) (a).............. 2.000    05/20/05      3,142,500
 5,000    Teva Pharmaceuticals, 144A-Private Placement
          (Israel) (a)................................ 1.500    10/15/05      5,225,000
10,000    XL Capital Ltd, 144A-Private Placement
          (Bermuda) (a)...............................   *      05/23/21      6,275,000
                                                                           ------------

TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS.........................     53,178,067
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  8.0%
AUTO PARTS & EQUIPMENT  1.3%
Magna International, Inc., Class A (Canada).................   87,816      6,046,132
                                                                        ------------

BIOTECHNOLOGY  0.4%
IDEC Pharmaceuticals Corp. (b)..............................   50,000      1,772,500
                                                                        ------------

CONSTRUCTION & ENGINEERING  1.2%
EMCOR Group, Inc. (b).......................................  100,000      5,870,000
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  1.1%
Citigroup, Inc. ............................................  100,000      3,875,000
Prudential Financial, Inc. .................................   23,200      1,336,320
                                                                        ------------
                                                                           5,211,320
                                                                        ------------
INTEGRATED OIL & GAS  0.5%
Spinnaker Exploration Co. (b)...............................   65,000      2,341,300
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.7%
Alltel Corp. (b)............................................   70,600      3,426,924
                                                                        ------------

INTERNET RETAIL  0.7%
eBay, Inc. (b)..............................................   50,000      3,081,000
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  1.0%
Baker Hughes, Inc. .........................................   87,000      2,896,230
Cooper Cameron Corp. (b)....................................   40,000      1,936,800
                                                                        ------------
                                                                           4,833,030
                                                                        ------------
PHARMACEUTICALS  1.1%
Pfizer, Inc. ...............................................  150,000      5,250,000
                                                                        ------------

TOTAL COMMON STOCKS..................................................     37,832,206
                                                                        ------------

CONVERTIBLE PREFERRED STOCKS  26.3%
AEROSPACE & DEFENSE  2.0%
Coltec Capital Trust, 5.250%, TIDES.........................  138,500      5,089,875
Northrop Grumman Corp., Ser B, 7.000%.......................   16,000      2,276,000
Raytheon Co., 8.250%........................................   30,000      1,987,500
                                                                        ------------
                                                                           9,353,375
                                                                        ------------
AUTOMOBILE MANUFACTURERS  3.1%
Ford Motor Co. Capital Trust II, 6.500%.....................  202,900     11,489,212
General Motors Corp., Ser B, 5.250%.........................  124,500      3,270,615
                                                                        ------------
                                                                          14,759,827
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BANKS  2.8%
Washington Mutual Capital Trust I, 5.375%, 144A-Private
  Placement (a).............................................  250,000   $ 13,156,250
                                                                        ------------

CONSUMER FINANCE  1.0%
Capital One Financial, 6.250%...............................  100,000      4,835,000
                                                                        ------------

DIVERSIFIED FINANCIAL SERVICES  0.8%
Affiliated Managers Group, Inc., 6.000%, PRIDES.............  165,000      3,747,150
                                                                        ------------

ELECTRIC UTILITIES  4.1%
Ameren Corp., 9.750%, ACES..................................  150,000      4,106,250
Dominion Resources, Inc., 9.500%, PIES......................   35,600      2,160,920
DTE Energy Co., 8.750%......................................  190,000      4,987,500
FPL Group, Inc., 8.500%.....................................   55,000      3,047,550
PPL Capital Fund Trust I, 7.750%, PEPS......................  100,000      1,890,000
TXU Corp., 8.750%...........................................   60,000      3,252,600
                                                                        ------------
                                                                          19,444,820
                                                                        ------------
HOUSEWARES & SPECIALTIES  1.3%
Newell Financial Trust I, 5.250%............................  130,000      6,045,000
                                                                        ------------

LIFE & HEALTH INSURANCE  1.0%
Metlife Capital Trust I, 8.000%.............................   53,000      4,707,990
                                                                        ------------

MANAGED HEALTH CARE  1.6%
Anthem, Inc., 6.000%........................................   64,000      5,315,200
Caremark Rx Capital Trust I, 7.000%.........................   22,000      2,510,750
                                                                        ------------
                                                                           7,825,950
                                                                        ------------
MULTI-UTILITIES  0.8%
Duke Energy Corp., 8.250%...................................  100,000      2,250,000
Mirant Trust I Ser A, 6.250%................................   55,000      1,630,200
                                                                        ------------
                                                                           3,880,200
                                                                        ------------
OIL & GAS EQUIPMENT & SERVICE  1.1%
Weatherford International, Inc., 5.000%.....................  100,000      5,000,000
                                                                        ------------

PACKAGED FOODS  2.9%
Suiza Capital Trust II, 5.500%..............................  260,000     13,617,500
                                                                        ------------

PAPER PRODUCTS  0.4%
International Paper Capital Trust, 5.250%...................   35,000      1,697,500
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PROPERTY & CASUALTY INSURANCE  1.4%
Ace Ltd, 8.250%, PRIDES.....................................   60,000   $  3,864,600
Travelers Property Casualty, 4.500%.........................  109,800      2,592,378
                                                                        ------------
                                                                           6,456,978
                                                                        ------------
RAILROADS  0.8%
Union Pacific Capital Trust, 6.250%, TIDES..................   69,900      3,669,750
                                                                        ------------

TELECOMMUNICATIONS EQUIPMENT  1.2%
Motorola, Inc., 7.000%......................................  125,000      5,733,750
                                                                        ------------

TOTAL CONVERTIBLE PREFERRED STOCKS  26.3%............................    123,931,040
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  90.9%
    (Cost $442,787,012)..............................................    429,020,275
REPURCHASE AGREEMENT  7.1%
    BankAmerica Securities ($33,753,000 par collateralized by U.S.
    Government obligations in a pooled cash account, dated 06/28/02, to be sold on 07/01/02 at $33,758,344)
      (Cost $33,753,000).............................................     33,753,000
                                                                        ------------
TOTAL INVESTMENTS  98.0%
    (Cost $476,540,012)..............................................    462,773,275
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%..........................      9,257,710
                                                                        ------------

NET ASSETS  100.0%...................................................   $472,030,985
                                                                        ============

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.

ACES--Automatically Convertible Equity Securities
LYON--Liquid Yield Option Rate
PEPS--Premium Equity Partnership Securities
PIES--Premium Income Equity Securities
PRIDES--Preferred Redeemable Increased Dividend Equity Security, traded in shares
TIDES--Term Income Deferrable Equity Securities

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $476,540,012).......................  $462,773,275
Receivables:
  Investments Sold..........................................    12,466,934
  Interest..................................................     2,358,387
  Dividends.................................................       502,095
  Fund Shares Sold..........................................       102,877
Other.......................................................       123,967
                                                              ------------
    Total Assets............................................   478,327,535
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,687,604
  Fund Shares Repurchased...................................       598,518
  Distributor and Affiliates................................       342,646
  Investment Advisory Fee...................................       213,272
  Custodian Bank............................................       102,874
Accrued Expenses............................................       182,251
Trustees' Deferred Compensation and Retirement Plans........       169,385
                                                              ------------
    Total Liabilities.......................................     6,296,550
                                                              ------------
NET ASSETS..................................................  $472,030,985
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $544,529,590
Accumulated Undistributed Net Investment Income.............     2,674,029
Net Unrealized Depreciation.................................   (13,766,737)
Accumulated Net Realized Loss...............................   (61,405,897)
                                                              ------------
NET ASSETS..................................................  $472,030,985
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $395,030,508 and 31,166,300 shares of
    beneficial interest issued and outstanding).............  $      12.67
    Maximum sales charge (5.75%* of offering price).........           .77
                                                              ------------
    Maximum offering price to public........................  $      13.44
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $61,483,066 and 4,870,552 shares of
    beneficial interest issued and outstanding).............  $      12.62
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,517,411 and 1,219,889 shares of
    beneficial interest issued and outstanding).............  $      12.72
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  6,257,963
Dividends...................................................     3,972,516
                                                              ------------
    Total Income............................................    10,230,479
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,364,314
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $510,910, $341,993 and $82,067,
  respectively).............................................       934,970
Shareholder Services........................................       400,925
Trustees' Fees and Related Expenses.........................        16,834
Custody.....................................................        16,002
Legal.......................................................         8,010
Other.......................................................       155,007
                                                              ------------
    Total Expenses..........................................     2,896,062
    Less Credits Earned on Cash Balances....................         6,388
                                                              ------------
    Net Expenses............................................     2,889,674
                                                              ------------
NET INVESTMENT INCOME.......................................  $  7,340,805
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(47,014,223)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (8,684,437)
  End of the Period.........................................   (13,766,737)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (5,082,300)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(52,096,523)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(44,755,718)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  7,340,805        $  16,970,591
Net Realized Loss.................................    (47,014,223)         (14,355,615)
Net Unrealized Depreciation During the Period.....     (5,082,300)        (104,975,999)
                                                     ------------        -------------
Change in Net Assets from Operations..............    (44,755,718)        (102,361,023)
                                                     ------------        -------------

Distributions from Net Investment Income:
  Class A Shares..................................     (6,929,912)         (13,618,985)
  Class B Shares..................................       (814,964)          (1,567,378)
  Class C Shares..................................       (197,303)            (344,938)
                                                     ------------        -------------
                                                       (7,942,179)         (15,531,301)
                                                     ------------        -------------

Distributions from Net Realized Gain:
  Class A Shares..................................            -0-          (19,063,030)
  Class B Shares..................................            -0-           (3,270,728)
  Class C Shares..................................            -0-             (710,801)
                                                     ------------        -------------
                                                              -0-          (23,044,559)
                                                     ------------        -------------
Total Distributions...............................     (7,942,179)         (38,575,860)
                                                     ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (52,697,897)        (140,936,883)
                                                     ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     17,881,921           78,532,979
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      6,335,233           31,942,938
Cost of Shares Repurchased........................    (48,681,540)        (131,599,059)
                                                     ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    (24,464,386)         (21,123,142)
                                                     ------------        -------------
TOTAL DECREASE IN NET ASSETS......................    (77,162,283)        (162,060,025)
NET ASSETS:
Beginning of the Period...........................    549,193,268          711,253,293
                                                     ------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,674,029 and $3,275,403, respectively)........   $472,030,985        $ 549,193,268
                                                     ============        =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX
                                  MONTHS
                                  ENDED               YEAR ENDED DECEMBER 31,
CLASS A SHARES                   JUNE 30,   --------------------------------------------
                                   2002     2001 (A)    2000     1999     1998     1997
                                 -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $14.06    $ 17.55    $20.35   $14.84   $15.06   $15.05
                                  ------    -------    ------   ------   ------   ------
  Net Investment Income.........     .21        .44       .42      .44      .52      .60
  Net Realized and Unrealized
    Gain/Loss...................   (1.38)     (2.95)     (.78)    6.69      .55     1.85
                                  ------    -------    ------   ------   ------   ------
Total from Investment
  Operations....................   (1.17)     (2.51)     (.36)    7.13     1.07     2.45
                                  ------    -------    ------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income...........     .22        .41       .39      .52      .54      .73
  Distributions from Net
    Realized Gain...............     -0-        .57      2.05     1.10      .75     1.71
                                  ------    -------    ------   ------   ------   ------
Total Distributions.............     .22        .98      2.44     1.62     1.29     2.44
                                  ------    -------    ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $12.67    $ 14.06    $17.55   $20.35   $14.84   $15.06
                                  ======    =======    ======   ======   ======   ======

Total Return (b)................  -8.31%*   -14.38%    -1.92%   50.01%    7.52%   16.91%
Net Assets at End of the Period
  (In millions).................  $395.0    $ 457.4    $592.2   $516.1   $375.4   $376.4
Ratio of Expenses to Average Net
  Assets........................   1.01%       .99%     1.02%    1.00%    1.02%    1.04%
Ratio of Net Investment Income
  to Average Net Assets.........   3.00%      2.89%     2.30%    2.69%    3.48%    3.58%
Portfolio Turnover..............     55%*      115%      116%     103%     156%     170%

 * Non-Annualized

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.93% to 2.89%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX
                                   MONTHS
                                   ENDED                 YEAR ENDED DECEMBER 31,
CLASS B SHARES                    JUNE 30,   ------------------------------------------------
                                    2002     2001 (A)    2000    1999 (B)   1998 (B)    1997
                                  -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $13.99    $ 17.45    $20.24    $14.76     $14.98    $14.99
                                   ------    -------    ------    ------     ------    ------
  Net Investment Income..........     .16        .33       .25       .32        .40       .47
  Net Realized and Unrealized
    Gain/Loss....................   (1.37)     (2.94)     (.77)     6.66        .55      1.85
                                   ------    -------    ------    ------     ------    ------
Total from Investment
  Operations.....................   (1.21)     (2.61)     (.52)     6.98        .95      2.32
                                   ------    -------    ------    ------     ------    ------
Less:
  Distributions from Net
    Investment Income............     .16        .28       .22       .40        .42       .61
  Distributions from Net Realized
    Gain.........................     -0-        .57      2.05      1.10        .75      1.72
                                   ------    -------    ------    ------     ------    ------
Total Distributions..............     .16        .85      2.27      1.50       1.17      2.33
                                   ------    -------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $12.62    $ 13.99    $17.45    $20.24     $14.76    $14.98
                                   ======    =======    ======    ======     ======    ======

Total Return (c).................  -8.61%*   -15.06%    -2.66%    49.02%      6.70%    15.98%
Net Assets at End of the Period
  (In millions)..................  $ 61.5    $  74.9    $ 98.6    $ 62.5     $ 66.7    $ 81.3
Ratio of Expenses to Average Net
  Assets.........................   1.77%      1.75%     1.88%     1.77%      1.81%     1.82%
Ratio of Net Investment Income to
  Average Net Assets.............   2.24%      2.12%     1.49%     1.97%      2.66%     2.80%
Portfolio Turnover...............     55%*      115%      116%      103%       156%      170%

 * Non-Annualized

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.17% to 2.12%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX
                                   MONTHS
                                   ENDED                 YEAR ENDED DECEMBER 31,
CLASS C SHARES                    JUNE 30,   ------------------------------------------------
                                    2002     2001 (A)    2000    1999 (B)   1998 (B)    1997
                                  -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $14.10    $ 17.58    $20.38    $14.86     $15.08    $15.08
                                   ------    -------    ------    ------     ------    ------
  Net Investment Income..........     .15        .32       .23       .32        .41       .45
  Net Realized and Unrealized
    Gain/Loss....................   (1.37)     (2.95)     (.76)     6.70        .54      1.88
                                   ------    -------    ------    ------     ------    ------
Total from Investment
  Operations.....................   (1.22)     (2.63)     (.53)     7.02        .95      2.33
                                   ------    -------    ------    ------     ------    ------
Less:
  Distributions from Net
    Investment Income............     .16        .28       .22       .40        .42       .61
  Distributions from Net Realized
    Gain.........................     -0-        .57      2.05      1.10        .75      1.72
                                   ------    -------    ------    ------     ------    ------
Total Distributions..............     .16        .85      2.27      1.50       1.17      2.33
                                   ------    -------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $12.72    $ 14.10    $17.58    $20.38     $14.86    $15.08
                                   ======    =======    ======    ======     ======    ======

Total Return (c).................  -8.61%*   -15.06%    -2.69%    48.95%      6.65%    15.96%
Net Assets at End of the Period
  (In millions)..................  $ 15.5    $  16.9    $ 20.5    $  9.0     $  5.9    $  4.6
Ratio of Expenses to Average Net
  Assets.........................   1.77%      1.75%     1.87%     1.76%      1.81%     1.82%
Ratio of Net Investment Income to
  Average Net Assets.............   2.24%      2.12%     1.54%     1.91%      2.71%     2.79%
Portfolio Turnover...............     55%*      115%      116%      103%       156%      170%

 * Non-Annualized

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.17% to 2.12%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide current income, capital appreciation, and conservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Unlisted convertible securities are valued at the mean of the bid and asked prices. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $11,744,390 which expires on December 31, 2009. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $476,957,515
                                                              ============
Gross tax unrealized appreciation...........................  $ 18,823,425
Gross tax unrealized depreciation...........................   (33,007,665)
                                                              ------------
Net tax unrealized depreciation on investments..............  $(14,184,240)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended June 30, 2002, the Fund's custody fee was reduced by $6,388 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $350 million..........................................       .55%
Next $350 million...........................................       .50%
Next $350 million...........................................       .45%
Over $1.05 billion..........................................       .40%

    For the six months ended June 30, 2002, the Fund recognized expenses of approximately $8,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $22,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $302,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $84,120 are included in "Other" assets on

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $433,254,907, $88,180,472 and $23,094,211 for Classes A, B, and C, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     791,051    $ 10,678,489
  Class B.................................................     361,379       4,857,286
  Class C.................................................     173,536       2,346,146
                                                            ----------    ------------
Total Sales...............................................   1,325,966    $ 17,881,921
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     412,521    $  5,447,701
  Class B.................................................      54,548         717,962
  Class C.................................................      12,798         169,570
                                                            ----------    ------------
Total Dividend Reinvestment...............................     479,867    $  6,335,233
                                                            ==========    ============
Repurchases:
  Class A.................................................  (2,567,457)   $(34,449,437)
  Class B.................................................    (898,077)    (11,991,826)
  Class C.................................................    (167,134)     (2,240,277)
                                                            ----------    ------------
Total Repurchases.........................................  (3,632,668)   $(48,681,540)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    At December 31, 2001, capital aggregated $451,578,154, $94,597,050, and
$22,818,772 for Classes A, B, and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   3,373,181    $  51,885,088
  Class B................................................   1,349,167       21,008,107
  Class C................................................     358,429        5,639,784
                                                           ----------    -------------
Total Sales..............................................   5,080,777    $  78,532,979
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   1,834,515    $  26,702,048
  Class B................................................     298,989        4,340,979
  Class C................................................      61,533          899,911
                                                           ----------    -------------
Total Dividend Reinvestment..............................   2,195,037    $  31,942,938
                                                           ==========    =============
Repurchases:
  Class A................................................  (6,417,723)   $ (96,727,711)
  Class B................................................  (1,942,065)     (29,140,721)
  Class C................................................    (382,571)      (5,730,627)
                                                           ----------    -------------
Total Repurchases........................................  (8,742,359)   $(131,599,059)
                                                           ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2002 and year ended December 31, 2001, 134,473 and 292,402 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2002 and the year ended December 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended June 30, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $28,700 and CDSC on redeemed shares of approximately $91,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $249,386,420 and $283,406,331, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended June 30, 2002, are payments retained by Van Kampen of approximately $348,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $24,700.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HARBOR FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
11, 111, 211                                                   Member NASD/SIPC.
HAR SAR 8/02                                                     6934H02-AP-8/02